                                                                    EXHIBIT 99.2
                                                                    ------------


                    Unaudited Pro Forma Combined Statements

The unaudited pro forma combined balance sheets as of February 29, 2000 and May 31, 2000, and the unaudited pro forma combined statements of operations for the year ended February 29, 2000 and the three months ended May 31, 2000 combine the historical Red Hat and WireSpeed balance sheets and statements of operations as if the acquisition of WireSpeed, which occurred on July 27, 2000, had been completed on February 29, 2000 and May 31, 2000 for purposes of the presentation of the unaudited pro forma combined balance sheets, and as of March 1, 1999 and March 1, 2000 for purposes of the presentation of the unaudited pro forma statements of operations.

We purchased all of the outstanding common stock of WireSpeed on July 27, 2000 in exchange for the issuance of up to a maximum of 3,963,463 shares of our common stock. The total purchase price of the WireSpeed acquisition was approximately $36.0 million and has been accounted for using the purchase method of accounting. At closing, we issued 1,461,119 shares of our common stock with a fair value of approximately $34.1 million to the stockholders of WireSpeed. We committed to issue up to 2,502,344 shares of our common stock to certain WireSpeed stockholders over a three year period contingent upon the achievement by the WireSpeed business of certain performance targets which shares are not reflected in these pro forma combined financial statements due to uncertainty of whether they will be issued. The unaudited pro forma combined financial statements should be read together with the consolidated financial statements including the notes to these statements of Red Hat and the historical financial statements of WireSpeed.

The pro forma adjustments reflecting the consummation of the WireSpeed acquisition are based on the purchase method of accounting, available financial information, and certain estimates and assumptions set forth in the notes to the unaudited pro forma combined financial statements. The unaudited pro forma combined financial statements reflects our best estimates; however, the final purchase price allocation and the actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to various factors, including, without limitation, access to additional financial information and changes in value. The pro forma adjustments do not reflect any operating efficiencies or cost savings that may be achievable with respect to the combined business of Red Hat and WireSpeed.

The unaudited pro forma financial statements for the year ended February 29, 2000 and as of and for the three months ended May 31, 2000, do not purport to represent what the actual financial condition or results of operations of the combined businesses would have been if the acquisition of WireSpeed had occurred on the dates indicated in these pro forma combined financial statements nor does this information purport to project our results or financial position for any future periods.

            Unaudited Pro Forma Combined Consolidated Balance Sheet
                              February 29, 2000

                                          February 29, 2000   December 31, 1999                       Pro Forma          Pro Forma
                                              Red Hat             WireSpeed          Combined        Adjustments         Combined
                                          -----------------   -----------------   --------------   -------------     -------------
Current assets:
    Cash                                    $   242,426,032         $    22,025    $ 242,448,057     $         -      $242,448,057
    Short-term investments                       27,460,222                   -       27,460,222                        27,460,222
    Trade accounts receivable                     7,893,936              52,877        7,946,813                         7,946,813
    Related part accounts receivable                      -             110,701          110,701                           110,701
    Inventory                                       488,977                   -          488,977                           488,977
    Prepaid and other current assets              1,874,973                   -        1,874,973                         1,874,973
    Unbilled receivables                                  -              59,922           59,922                            59,922
                                          -----------------   -----------------   --------------   -------------     -------------
      Total current assets                      280,144,140             245,525      280,389,665               -       280,389,665
                                          -----------------   -----------------   --------------   -------------     -------------
    Property and equipment, net                   7,909,103             200,536        8,109,639                         8,109,639
    Goodwill and intangibles, net                58,267,419                   -       58,267,419      36,012,353 (a)    94,279,772
    Long-term investments                        72,354,212                   -       72,354,212                        72,354,212
    Other assets, net                             4,859,958                   -        4,859,958                         4,859,958
                                          -----------------   -----------------   --------------   -------------     -------------
      Total assets                          $   423,534,832        $    446,061    $ 423,980,893    $ 36,012,353      $459,993,246
                                          =================   =================   ==============   =============     =============
Current liabilities:
    Accounts payable                        $    10,774,546        $     47,239    $  10,821,785    $          -      $ 10,821,785
    Royalties payable                               115,117                   -          115,117                           115,117
    Accrued expenses                              7,571,058             179,678        7,750,736                         7,750,736
    Deferred revenue                             11,030,337                   -       11,030,337                        11,030,337
    Due to related party                                  -               3,526            3,526                             3,526
    Capital lease obligation - current              366,062                   -          366,062                           366,062
    Short-term borrowings                                 -             385,407          385,407                           385,407
                                          -----------------   -----------------   --------------   -------------     -------------
      Total current liabilities                  29,857,120             615,850       30,472,970               -        30,472,970
                                          -----------------   -----------------   --------------   -------------     -------------
Capital lease obligation                            230,516                   -          230,516                           230,516
Notes payable - employee                                  -               9,807            9,807                             9,807

Stockholders' equity:
    Common stock                                     15,334              13,380           28,714         (13,380) (b)       15,480
                                                                                                             146  (a)
    Additional paid-in capital                  477,781,234          10,907,762      488,688,996     (10,907,762) (b)  513,613,845
                                                                                                      35,832,611  (a)
    Shareholders' receivables                       (66,899)                  -          (66,899)                          (66,899)
    Deferred compensation                       (35,159,127)                  -      (35,159,127)                      (35,159,127)
    Treasury stock                                                      (20,343)         (20,343)         20,343  (b)            -
    Accumulated deficit                         (48,607,478)        (11,080,395)     (59,687,873)     11,080,395  (b)  (48,607,478)
    Accumulated other comprehensive loss           (515,868)                  -         (515,868)                         (515,868)
                                          -----------------   -----------------   --------------   -------------     -------------
      Total stockholders' deficit               393,447,196            (179,596)     393,267,600      36,012,353       429,279,953
                                          -----------------   -----------------   --------------   -------------     -------------
      Total liabilities & stockholders'     $   423,534,832       $     446,061    $ 423,980,893    $ 36,012,353      $459,993,246
        deficit
                                          =================   =================   ==============   =============     =============

(a) Reflects the value of the 1,461,119 shares of our common stock issued to acquire WireSpeed and the assumption of 64,246 stock options on July 27, 2000, based on the average closing price of our common stock of $23.37 for the three day period immediately preceding the date of our announcement of the acquisition of WireSpeed and the assumption of approximately $179,000 in net liabilities of WireSpeed assuming that the acquisition occurred on February 29, 2000.

(b) Reflects the elimination of the stockholders' equity balances of WireSpeed as this acquisition is being accounted for using the purchase method of accounting.

                                         Unaudited Pro Forma Combined Consolidated Balance Sheet
                                                               May 31, 2000

                                             May 31, 2000      March 31, 1999                       Pro Forma        Pro Forma
                                               Red Hat            WireSpeed         Combined       Adjustments        Combined
                                            -------------      --------------    -------------   -------------     -------------
Current assets:
    Cash                                    $ 106,050,164      $       2,245     $ 106,052,409   $          -      $ 106,052,409
    Short-term investments                     48,314,139                           48,314,139                        48,314,139
    Trade accounts receivable                  10,250,190            407,284        10,657,474                        10,657,474
    Related part accounts receivable                    -                                    -                                 -
    Inventory                                   1,343,816                            1,343,816                         1,343,816
    Prepaid and other current assets            2,175,166                            2,175,166                         2,175,166
    Unbilled receivables                                                                     -                                 -
                                            -------------      -------------     -------------   ------------      -------------
      Total current assets                  $ 168,133,475      $     409,529     $ 168,543,004   $          -      $ 168,543,004
                                            -------------      -------------     -------------   ------------      -------------

    Property and equipment, net             $   8,894,542      $     202,744     $   9,097,286   $          -      $   9,097,286
    Goodwill and intangibles, net              87,870,770                           87,870,770     35,971,988  (a)   123,842,758
    Long-term investments                     176,260,633                          176,260,633                       176,260,633
    Other assets, net                           7,713,678                            7,713,678                         7,713,678
                                            -------------      -------------     -------------   ------------      -------------

      Total assets                            448,873,098            612,273       449,485,371     35,971,988        485,457,359
                                            =============      =============     =============   ============      =============

Current liabilities:
    Accounts payable                            5,909,724            133,367         6,043,091                         6,043,091
    Royalties payable                              40,822                               40,822                            40,822
    Accrued expenses                           13,078,768            189,695        13,268,463                        13,268,463
    Deferred revenue                           12,030,907                           12,030,907                        12,030,907
    Due to related party                                                                     -                                 -
    Capital lease obligation - current            366,315                              366,315                           366,315
    Short-term borrowings                                            419,242           419,242                           419,242
                                            -------------      -------------     -------------   ------------      -------------
      Total current liabilities                31,426,536            742,304        32,168,840              -         32,168,840
                                            -------------      -------------     -------------   ------------      -------------

Capital lease obligation                          190,483                              190,483                           190,483
Notes payable                                           -              9,200             9,200                             9,200

Stockholders' equity:
    Common stock                                   15,639             14,813            30,452        (14,813) (b)        15,785
                                                                                                          146  (a)
    Additional paid-in capital                514,104,772         15,351,092       529,455,864    (15,351,092) (b)   549,937,383
                                                                                                   35,832,611  (a)
    Shareholders' receivables                           -                                    -                                 -
    Deferred compensation                     (32,066,408)                         (32,066,408)                      (32,066,408)
    Treasury stock                                                   (21,243)          (21,243)        21,243  (b)             -
    Accumulated deficit                       (63,458,936)       (15,483,893)      (78,942,829)    15,483,893  (b)   (63,458,936)
    Accumulated other comprehensive loss       (1,338,988)                          (1,338,988)                       (1,338,988)
                                            -------------      -------------     -------------   ------------      -------------
      Total stockholders' deficit             417,256,079           (139,231)      417,116,848     35,971,988        453,088,836
                                            -------------      -------------     -------------   ------------      -------------

      Total liabilities & stockholders'
      deficit                               $ 448,873,098      $     612,273     $ 449,485,371   $ 35,971,988      $ 485,457,359
                                            =============      =============     =============   ============      =============

(a) Reflects the value of the 1,461,119 shares of our common stock issued to acquire WireSpeed and the assumption of 64,246 on July 27, 2000, based on the average closing price of our common stock of $23.37 for the three day period immediately preceding and following the date of our announcement of the acquisition of WireSpeed and the assumption of approximately $139,000 in net liabilities of WireSpeed assuming the acquisition occurred on May 31, 2000.

(b) Reflects the elimination of the stockholders' equity balances of WireSpeed as this acquisition is being accounted for using the purchase method of accounting.

                                        Unaudited Pro Forma Combined Consolidated Statement of Operations
                                                             Year Ended February 29, 2000

                                         February 29, 2000   December 31, 1999                    Pro Forma       Pro Forma
                                            Red Hat             WireSpeed         Combined       Adjustments       Combined
                                         -----------------   ----------------- -------------   -------------    -------------
Revenues:
    Subscriptions                         $   23,960,187      $            -   $  23,960,187   $           -    $  23,960,187
    Services                                  17,160,678           1,621,049      18,781,727                       18,781,727
    Web                                        1,306,638                   -       1,306,638                        1,306,638
                                          --------------      --------------   -------------   -------------    -------------
        Total revenue                         42,427,503           1,621,049      44,048,552               -       44,048,552
                                          --------------      --------------   -------------   -------------    -------------

Cost of revenue:
    Subscriptions                             13,069,831                   -      13,069,831               -       13,069,831
    Services                                   9,071,079             484,856       9,555,935                        9,555,935
    Web                                          696,259                   -         696,259                          696,259
                                          --------------      --------------   -------------   -------------    -------------
        Total revenue                         22,837,169             484,856      23,322,025               -       23,322,025
                                          --------------      --------------   -------------   -------------    -------------

Gross profit                                  19,590,334           1,136,193      20,726,527               -       20,726,527
                                          --------------      --------------   -------------   -------------    -------------

Operating expenses:
    Sales and marketing (excludes
      $5,635,167 of stock based
      compensation)                           22,584,069             284,940      22,869,009                       22,869,009
    Research and development (excludes
      $1,191,810 of stock based
      compensation)                           10,929,815                   -      10,929,815                       10,929,815
    General and administrative
    (excludes $4,920,945 of stock based
      compensation)                            9,135,199             979,771      10,114,970                       10,114,970
    Amortization of goodwill and
      intangibles                              3,074,307                   -       3,074,307      12,004,118 (a)   15,078,425

    Non-cash stock based compensation          5,051,743           6,696,179      11,747,922                       11,747,922
    Mergers, acquisitions and other           12,727,945                   -      12,727,945                       12,727,945
                                          --------------      --------------   -------------   -------------    -------------
        Total operating expenses              63,503,078           7,960,890      71,463,968      12,004,118       83,468,086
                                          --------------      --------------   -------------   -------------    -------------

        Operating income                     (43,912,744)         (6,824,697)    (50,737,441)    (12,004,118)     (62,741,559)
                                          --------------      --------------   -------------   -------------    -------------

Other income (expense):
    Interest income                            4,923,029              16,227       4,939,256                        4,939,256
    Interest expenses                           (558,326)            (38,234)       (596,560)                        (596,560)
                                          --------------      --------------   -------------   -------------    -------------
        Total other income (expense)           4,364,703             (22,007)      4,342,696               -        4,342,696
                                          --------------      --------------   -------------   -------------    -------------

Loss before income taxes                     (39,548,041)         (6,846,704)    (46,394,745)    (12,004,118)     (58,398,863)
Provision for income taxes                      (294,325)                  -        (294,325)                        (294,325)
                                          --------------      --------------   -------------   -------------    -------------

Net loss                                     (39,842,366)         (6,846,704)    (46,689,070)    (12,004,118)     (58,693,188)
Accretion of mandatorily redeemable
    preferred                                    (82,473)                  -         (82,473)                         (82,473)
                                          --------------      --------------   -------------   -------------    -------------

Net loss available to common
    stockholders                          $  (39,924,839)      $  (6,846,704)   $(46,771,543)   $(12,004,118)    $(58,775,661)
                                          ==============      ==============   =============   =============    =============

Pro forma combined net loss per share -
    basic and diluted                                                                                                ($0.5758)
                                                                                                                =============

Pro forma combined weighted average
    shares outstanding - basic and
    diluted                                                                                                       102,071,609
                                                                                                                =============

(a) Reflects the amortization of goodwill and intangible assets recorded in the acquisition of WireSpeed using a three year life assuming that the acquisition occurred on March 1, 1999.

       Unaudited Pro Forma Combined Consolidated Statement of Operations
                    For the Three Months Ended May 31, 2000

                                           May 31, 2000    March 31, 2000                   Pro Forma      Pro Forma
                                             Red Hat          WireSpeed       Combined     Adjustments     Combined
                                          --------------   --------------   ------------   -----------   ------------
Revenues:
    Subscriptions                         $    8,537,501   $            -   $  8,537,501   $         -   $  8,537,501
    Services                                   6,260,334          672,368      6,932,702                    6,932,702
    Web                                        1,230,863                       1,230,863                    1,230,863
                                          --------------   --------------   ------------   -----------   ------------
        Total revenue                         16,028,698          672,368     16,701,066             -     16,701,066
                                          --------------   --------------   ------------   -----------   ------------
Cost of revenue:
    Subscriptions                              3,688,543                       3,688,543                    3,688,543
    Services                                   3,629,234          242,833      3,872,067                    3,872,067
    Web                                           61,250                          61,250                       61,250
                                          --------------   --------------   ------------   -----------   ------------
        Total revenue                          7,379,027          242,833      7,621,860             -      7,621,860
                                          --------------   --------------   ------------   -----------   ------------
Gross profit                                   8,649,671          429,535      9,079,206             -      9,079,206
                                          --------------   --------------   ------------   -----------   ------------
Operating expenses:
    Sales and marketing (excludes
      $3,217,357 of stock based
      compensation)                            9,493,407           64,871      9,558,278             -      9,558,278
    Research and development (excludes
      $0 of stock based
      compensation)                            3,271,184                       3,271,184                    3,271,184
    General and administrative
      (excludes $1,226,506 of stock based
      compensation)                            3,771,148          310,020      4,081,168                    4,081,168
    Amortization of goodwill and
      intangibles                              5,231,387                       5,231,387     2,997,666 (a)  8,229,053
    Non-cash stock based compensation          3,717,753        4,443,863      8,161,616                    8,161,616
    Mergers, acquisitions and other            3,359,026                       3,359,026                    3,359,026
                                          --------------   --------------   ------------   -----------   ------------
        Total operating expenses              28,843,905        4,818,754     33,662,659     2,997,666     36,660,325
                                          --------------   --------------   ------------   -----------   ------------
        Operating income                     (20,194,234)      (4,389,219)   (24,583,453)   (2,997,666)   (27,581,119)
                                          --------------   --------------   ------------   -----------   ------------
Other income (expense):
    Interest income                            5,415,381                       5,415,381                    5,415,381
    Interest expenses                             (8,191)         (14,279)       (22,470)                     (22,470)
                                          --------------   --------------   ------------   -----------   ------------
        Total other income (expense)           5,407,190          (14,279)     5,392,911             -      5,392,911
                                          --------------   --------------   ------------   -----------   ------------
Loss before income taxes                     (14,787,044)      (4,403,498)   (19,190,542)   (2,997,666)   (22,188,208)
Provision for income taxes                       (64,414)                        (64,414)                     (64,414)
                                          --------------   --------------   ------------   -----------   ------------
Net loss                                     (14,851,458)      (4,403,498)   (19,254,956)   (2,997,666)   (22,252,622)
Accretion of mandatorily redeemable
    preferred                                                                                                       -
                                          --------------   --------------   ------------   -----------   ------------
Net loss available to common
    stockholders                          $  (14,851,458)  $   (4,403,498)  $(19,254,956)  $(2,997,666)  $(22,252,622)
                                          ==============   ==============   ============   ===========   ============
Pro forma combined net loss per share -
    basic and diluted                                                                                        ($0.1425)
                                                                                                         ============
Pro forma combined weighted average
    shares outstanding                                                                                    156,125,976
                                                                                                         ============


(a) Reflects the amortization of goodwill and intangible assets recorded in the acquisition of WireSpeed using a three year life assuming that the acquisition occurred on March 1, 2000.